UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 12, 2026

KOSMOS ENERGY LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8176 Park Lane
Dallas,	Texas	75231
(Address of Principal Executive Offices)		(Zip Code)

Title of each class	Trading Symbol	Name of each exchange on which registered:
Common Stock $0.01 par value	KOS	New York Stock Exchange
London Stock Exchange

Registrant’s telephone number, including area code: +1 214 445 9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Tender Offer

On January 12, 2026, Kosmos Energy Ltd. “Kosmos” or the “Company”) commenced a cash tender offer (the “Tender Offer”) for $250,000,000 aggregate principal amount (the “Notes Cap”) of Kosmos’s outstanding 7.750% Senior Notes due 2027 (the “Notes”). Kosmos reserves the right to modify the Notes Cap in its sole discretion.

The Tender Offer is being made upon the terms and subject to the conditions set forth in the offer to purchase dated January 12, 2026 (the “Offer to Purchase”) which is available on the transaction website https://projects.sodali.com/kosmos, subject to eligibility confirmation and registration.

The Tender Offer will expire at 5:00 p.m., New York City time, on February 9, 2026, unless extended or earlier terminated (such time and date, as the same may be extended, the “Expiration Time”). Holders who tender their Notes may withdraw such Notes at any time prior to 5:00 p.m., New York City time, on January 26, 2026 (such time and date, as the same may be extended, the “Withdrawal Deadline”).

To receive the Total Consideration (as defined below), which includes an early tender payment of $50.00 per each $1,000 principal amount of the relevant Notes accepted for purchase pursuant to the Tender Offer (the “Early Tender Payment”), holders must validly tender and not validly withdraw their Notes prior to 5:00 p.m., New York City time, on January 26, 2026 unless extended (such time, as the same may be extended, the “Early Tender Time”). Holders who validly tender their Notes after the Early Tender Time but at or prior to the Expiration Time will be eligible to receive only the Tender Offer Consideration, which is an amount equal to the Total Consideration (as defined below) minus the Early Tender Payment.

The following table sets forth certain terms of the Tender Offer:

Title of Notes	CUSIP/ISIN	Outstanding Principal Amount	Notes Cap	Tender Offer Consideration (1)(4)	Early Tender Payment (2)	Total Consideration (2)(3)(4)
7.750% Senior Notes due 2027	Rule 144A: 500688AF3 / US500688AF35 Regulation S: U5007TAD7 / USU5007TAD73	$350,000,000	$250,000,000 aggregate principal amount, subject to increase in the Kosmos’s sole discretion	$940.00	$50.00	$990.00

(1)Per $1,000 principal amount of Notes validly tendered after the Early Tender Time but on or prior to the Expiration Time and accepted for purchase.
(2)Per $1,000 principal amount of Notes validly tendered on or prior to the Early Tender Time and accepted for purchase.
(3)The Total Consideration already includes the Early Tender Payment. The Total Consideration in respect of the Notes is equal to the current optional redemption price applying to the Notes.
(4)Excludes Accrued Interest, which will also be paid.

The Tender Offer is conditioned upon, among other things, the successful completion (in the sole determination of Kosmos) of the New Bond Offering (as defined and described below in Item 8.01 of this Current Report), raising aggregate gross proceeds of at least equal to $350.0 million, and the release from escrow of the net proceeds from the New Bond Offering (the “Financing Condition”), as further described in the Offer to Purchase. The New Bonds and the guarantees in respect thereof have not been and will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”).

Only Holders of the Notes who subscribe for and who are allocated New Bonds in the New Bond Offering shall be eligible to have their tenders of Notes accepted for purchase in the Tender Offer. The aggregate principal amount of Notes accepted for purchase in the Tender Offer shall not exceed the principal amount of New Notes a Holder is allocated in the New Notes Offering.

Kosmos is making the Tender Offer, in combination with the New Bond Offering, as a way of managing the maturity profile of its outstanding indebtedness.

Notes Post-Closing Redemption

If the aggregate principal amount of Notes validly tendered and not validly withdrawn as of the Expiration Time is less than the Notes Cap, Kosmos intends, but is not obligated, to redeem or otherwise repurchase an aggregate principal amount of Notes, such that no more than $100,000,000 in aggregate principal amount of Notes (or a corresponding smaller amount, in the case that the Notes Cap is increased) remain outstanding following the Tender Offer and such redemption or repurchase.

Pro-Ration; Other Information

The Notes may be subject to proration if the aggregate principal amount of the Notes validly tendered and not validly withdrawn as of the Early Tender Time or the Expiration Time, as applicable, is greater than the Notes Cap.

Subject to applicable law and the terms and conditions of the Offer to Purchase, Kosmos may terminate the Tender Offer, waive any or all of the conditions of the Tender Offer prior to the Early Tender Time or Expiration Time, extend the Early Tender Time or Expiration Time or amend the terms of the Tender Offer.

Kosmos has retained Fearnley Securities, Inc. to act as the dealer manager (the “Dealer Manager”) for the Tender Offer, and Sodali & Co. Ltd. to act as information and tender agent for the Tender Offer. The Tender Offer is only being made pursuant to the Offer to Purchase. Holders of the Notes are urged to carefully read the Offer to Purchase before making any decision with respect to the Tender Offer.

Item 8.01 Other Events.

Senior Secured Bond Offering

On January 12, 2026, the Company issued a press release announcing that Kosmos Energy GTA Holdings, its wholly-owned indirect subsidiary, has commenced an offering (the “New Bond Offering”) of $350,000,000 aggregate principal amount of new senior secured bonds in the Nordic bond market due 2031 (the “New Bonds”).

Kosmos intends to use the net proceeds from the offering to fund the Tender Offer, to repay certain borrowings under its reserve-based lending facility and for general corporate purposes. The New Bonds have not been and will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities or blue sky laws. The New Bonds will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act and outside the United States, to non-U.S. persons in compliance with Regulation S under the Securities Act.

A copy of the press release announcing the offering of New Bonds is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

***

This report is neither an offer to sell nor a solicitation of an offer to buy the New Bonds or any other securities, and it does not constitute an offer to purchase or a solicitation to sell the notes subject to the Tender Offer. This report shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the New Bonds or any other securities in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 9.01 Financial Statements and Other Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press release dated January 12, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2026

KOSMOS ENERGY LTD.

By:	/s/ Neal D. Shah
Neal D. Shah
Senior Vice President and Chief Financial Officer

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